Investor Presentation D.A. Davidson Financial Institutions Conference May 9 - 11, 2017 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements 2 Forward-looking Statements -- Certain matters discussed constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

Experienced Management Team 3 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 3 37 David A. Kinross EVP, Chief Financial Officer 11 27 Gary D. Quisenberry EVP Commercial & Business Banking 17 32 Lydia E. Shaw EVP Community Banking 10 32 Patrick J. Carman EVP, Chief Credit Officer 8 45

Overview 4 NASDAQ Symbol CVCY Market Capitalization $250.1 Million Institutional Ownership 40% Insider Ownership 14% Total Assets $1.5 Billion Headquarters Fresno, CA Number of Branches 22 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 22 Branches in 9 Contiguous Counties As of March 31, 2017

Financial Highlights 5 Q1 2017 2016 2015 Total Average Assets $1.45 Billion $1.32 Billion $1.22 Billion Net Income $4.25 Million $15.18 Million $10.96 Million Diluted EPS $0.35 $1.33 $1.00 Net Interest Margin 4.36% 4.09% 4.01% ROA 1.17% 1.15% 0.90% ROE 10.20% 9.84% 8.12% Cash Dividends per share $0.06 $0.24 $0.18 Total Cost of Funds 0.08% 0.09% 0.09% NPAs to Total Assets 0.23% 0.18% 0.19% Leverage Capital Ratio 9.02% 8.75% 8.65% Common Equity Tier 1 Ratio 12.55% 12.48% 13.44% Tier 1 Risk Based Capital Ratio 12.93% 12.74% 13.79% Total Risk Based Capital Ratio 13.90% 13.72% 15.04%

Attractive Investment Opportunity 6 As of April 28, 2017 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 P ri ce CVCY Stock Price

Growing Franchise 7 Note: Acquisition of Visalia Community Bank occurred on July 1, 2013 and Acquisition of Sierra Vista Bank occurred on October 1, 2016 853,078 986,924 1,157,483 1,222,526 1,321,007 1,450,530 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2012 2013 2014 2015 2016 Q1 2017 Th o u sa n d s Average Total Assets

Strong Net Income and NIM 8 7,520 8,250 5,294 10,964 15,182 4,250 4.21 4.09 4.11 4.01 4.09 4.36 3.80 3.90 4.00 4.10 4.20 4.30 4.40 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2012 2013 2014 2015 2016 Q1 2017 Pe rc e n t Th o u sa n d s Net Income Net Interest Margin

Steady Deposit Growth and Lowest Cost of Funds 9 719,601 848,493 1,006,560 1,065,798 1,144,231 1,260,048 0.23 0.15 0.11 0.09 0.09 0.08 0.00 0.05 0.10 0.15 0.20 0.25 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2012 2013 2014 2015 2016 Q1 2017 Pe rc e n t Th o u sa n d s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 10 Non-Interest Bearing 37% Now/Savings 30% Money Market 21% TCDs 12% As of Mar. 31, 2017 Total Deposits = $1.27 Billion

Loan Totals and Yield 11 394,575 445,300 533,531 578,899 644,282 743,436 6.06 5.96 5.53 5.27 5.29 5.50 4.80 5.00 5.20 5.40 5.60 5.80 6.00 6.20 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 2012 2013 2014 2015 2016 Q1 2017 Pe rc e n t Th o u sa n d s Average Total Loans Total Loans Loan Yield

Well Diversified Loan Portfolio 12 Commercial & Industrial, 12% Agriculture Production & Land, 12% Owner Occupied Real Estate, 25% R/E Construction & Land, 10% Commercial Real Estate, 27% Other Real Estate, 2% Equity Loans and Lines, 8% Consumer & Installment, 4% As of Mar. 31, 2017 Excludes Deferred Loan Fees Total Loans = $764 Million

Agricultural Loan Commitments 13 Almonds 25% Table Grapes 6% Open Land 17% Walnuts 8% Wine Grapes 9% Other 10% Tomatoes 2% Raisins 5% Cherries 9% Tree Fruit 3% Cotton 1% Pistachios 3% Citrus 1% Wheat 0% Alfalfa 1% As of Mar. 31, 2017

Conservative Investment Portfolio 14 US Government Agencies 13% Municipal Securities 51% Agency CMO, MBS & Other Securities 35% Equity Mutual Funds 1% As of Mar. 31, 2017 Total = $529 Million Yield = 3.31% Duration 3.54 Years

On the Horizon 15 Organic Loan Growth Close FOLB Acquisition in Q4 ‘17 Improve Efficiencies Fee Income Improvements Relationship Pricing & Customer Profitability Monitor Agriculture Impacts from Water, Regulation, Labor and Global Pricing

16 Investing in Relationships

Investor Presentation Acquisition of Folsom Lake Bank April 27, 2017

Forward-Looking Statements 18 Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost savings, synergies and other financial benefits for the acquisition might not be realized within the expected time frames or at all; (8) governmental approval of the acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approval of the acquisition; (9) conditions to the closing of the acquisition may not be satisfied, (10) the shareholders of Folsom Lake Bank may fail to approve the consummation of the acquisition, and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. Central Valley Community Bancorp will file a registration statement with the SEC, including a proxy statement/prospectus and other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC website (http://www.sec.gov) and from Central Valley Community Bancorp and Folsom Lake Bank.

Enhancing CVCY’s Presence in Sacramento 19 Source: SNL Financial. (1) GAAP when available, otherwise bank call report for the most recent available quarter. FOLB Financial Highlights (1) Transaction Highlights  $1.7 billion in pro forma assets  Continue franchise expansion and increase market share in Sacramento MSA • Acquired Sierra Vista Bank in 2016  Significant cost savings opportunity  Immediately accretive to earnings in 2017  Internal rate of return greater than 15% • CVCY (22) • FOLB (3) Total Assets ($mm) $202.7 ROAA 0.58% Gross Loans ($mm) $120.5 ROATCE 6.20% Total Deposits ($mm) $167.5 Net Interest Margin 3.40% Loans / Deposits 71.9% Efficiency Ratio 72.1% NIB Deposits / Total Deposits 34.2% NPAs / Assets 0.00% TCE / TA 8.60% NCOs/ Avg Loans 0.00% Total Capital Ratio 13.57% LLR/ Gross Loans 1.22%

Transaction Overview 20 (1) Based on CVCY’s closing price of $23.43 on 4/27/2017. In-the-money stock options of FOLB will be assumed in the transaction. (2) Based on 12,198,580 CVCY common shares outstanding as of 3/31/2017. Diluted Transaction Value: Implied Price per Share: Transaction Structure: Required Approvals: Expected Closing: Approximately $33.6 million (1) $18.74 (1) 100% stock; fixed exchange ratio of 0.80 Customary regulatory approvals and FOLB shareholder approval Q4 2017 Pro Forma Ownership: 90.5% CVCY and 9.5% FOLB (2)

Financial Impact and Assumptions 21 (1) Includes purchase accounting adjustments and transaction expenses. Price / Tangible Book Value: 2018e EPS Accretion: TBV Earnback: Internal Rate of Return: 1.71x ~ 3% < 2.5 years > 15% Pro Forma Capital Ratios(1): Loan Mark: Cost Savings: Earnings: Tangible Common Equity / Tangible Assets: 8.71% Common Equity Tier 1 Ratio: 12.21% Leverage Ratio: 8.82% Tier 1 Ratio: 12.54% Total Risk Based Capital Ratio: 13.38% Credit Mark of 1.38% or $1.8 million Interest Rate Mark of 2.65% or $3.5 million 42.5% of FOLB’s 2017e noninterest expense 25% phase-in for 2017 and 100% thereafter Consensus street estimates for CVCY Conservative assumptions for FOLB relative to recent results Pretax Transaction Costs: $5.4 million

$16 $39 $64 $73 $74 $75 $78 $93 $103 $120 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y Pro Forma Loan Composition (12/31/2016) 22 Source: SNL Financial. Data per regulatory reports (FR Y-9C and bank call report), as applicable. Note I: Residential Real Estate includes home equity loans and lines of credit. Note II: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 10% Central Valley Community Bancorp Folsom Lake Bank Gross Loans Folsom Lake Bank Pro Forma Total: $757mm Yield on Loans: 5.28% Yield on Loans: 5.04% C&D 9% C&I 12% Res. RE 4% OO CRE 25% NOO CRE 36% Multifamily 3% Consumer & Other 11% Total: $120mm Yield on Loans: 5.04% C&D 5% C&I 11% Res. RE 9% OO CRE 8% NOO CRE 55% Multifamily 10% Consumer & Other 2% Total: $876mm C&D 9% C&I 12% Res. RE 5% OO CRE 23% NOO CRE 38% Multifamily 3% Consumer & Other 10% ($mm)

$15 $44 $88 $93 $97 $110 $111 $125 $144 $164 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y Pro Forma Deposit Composition (12/31/2016) 23 Source: SNL Financial. Data per regulatory reports (FR Y-9C and bank call report), as applicable. Note: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 11% Central Valley Community Bancorp Folsom Lake Bank Total Deposits Folsom Lake Bank Pro Forma Total: $1,256mm Cost of Deposits: 0.10% Cost of Deposits: 0.36% DDA 39% NOW & Other 4% MMDA & Sav. 44% Retail Time 4% Jumbo Time 9% Total: $164mm Cost of Deposits: 0.36% DDA 34% NOW & Other 3% MMDA & Sav. 46% Retail Time 3% Jumbo Time 14% Total: $1,420mm DDA 39% NOW & Other 4% MMDA & Sav. 44% Retail Time 4% Jumbo Time 9% ($mm)